Principal Funds, Inc.
Supplement dated March 18, 2022
to the Statement of Additional Information dated December 31, 2021
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD
In the Committee table, delete the members of the 15(c) and Operations Committees and replace with the following:

Committee and Independent Board Members
15(c) Committee Fritz S. Hirsch, Chair Padel L. Lattimer Karrie McMillan Meg VanDeWeghe
Operations Committee Karrie McMillan, Chair Craig Damos Padel L. Lattimer

INVESTMENT ADVISORY AND OTHER SERVICES
On or about May 1, 2022, in the Investment Advisors section, delete the Sub-Advisor: Credit Suisse Asset Management, LLC and add the following in alphabetical order:

Sub-Advisor: CoreCommodity Management, LLC (“CoreCommodity”) is a wholly-owned subsidiary of CoreCommodity Capital, LLC. CoreCommodity is controlled by its senior management, which owns 100% of the voting interest and 50% of the economic interest through various subsidiaries. The other 50% economic interest in CoreCommodity is held by a subsidiary of Jeffries Financial Group Inc. (NYSE: JEF).

Fund(s): a portion of the assets of Diversified Real Asset (commodities sleeve and, indirectly through a Cayman subsidiary, commodity derivatives)

PORTFOLIO MANAGER DISCLOSURE
On or about September 30, 2022, delete all references to Marcus W. Dummer and Kelly A. Grossman.

APPENDIX C - PROXY VOTING POLICIES
On or about May 1, 2022, delete the proxy voting policy for Credit Suisse Asset Management, LLC and add the proxy voting policy for CoreCommodity Management, LLC.

CoreCommodity Management, LLC
Proxy Voting Policies and Procedures
October 2021

Issued July 2011
Revised May 2013
November 2014
October 2015
October 2016
October 2017
April 2018
October 2019
October 2021

Supersedes all previous Compliance Policies regarding this subject matter

CoreCommodity Management, LLC (“CoreCommodity”) may be responsible for voting on shareholder proxies and may do so only in accordance with the following Proxy Voting Procedures, in the best interest of a client and as agreed to by the advisory client.
GENERAL GUIDELINES
CoreCommodity relies on Institutional Shareholder Services (“ISS”), a privately-held company, which is owned by ISS HoldCo. Inc. (”HoldCo”), to research, vote and record all proxy ballots for Accounts over which CoreCommodity has proxy voting authority. On February 25, 2021 Deutsche Borse acquired an approximate 80% stake in HoldCo with the remainder owned by a combination of limited partnerships controlled by Genstar Capital LLC, a private equity firm based in San Francisco, CA and ISS management., CoreCommodity has adopted the ISS U Sustainability U.S. Proxy Voting Guidelines. In voting proxies, CoreCommodity is guided by general fiduciary principles. CoreCommodity 's goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. CoreCommodity does not necessarily have an obligation to vote every proxy; for example CoreCommodity may forego voting proxies if the Account no longer holds the position at the time of the vote, or the cost of voting (such as in the case of a vote regarding a foreign issuer that requires being physically present to vote) outweighs the anticipated benefit to the Account. Similarly, in jurisdictions which permit “share blocking” or require additional documentation to vote proxies (such as a power of attorney), or require additional disclosure of ownership, CoreCommodity may choose to refrain from voting. CoreCommodity only votes the proxies delivered to it from custodians and generally does not vote proxies for shares that are out on loan to third parties, and generally will not seek to recall such shares in order to vote them.
How CoreCommodity Votes
CoreCommodity votes proxies in accordance with the ISS recommendations, and has informed ISS to vote in accordance with these recommendations unless otherwise specified by CoreCommodity. A portfolio manager may request that shares under his management be voted differently from the ISS recommendations, if he believes that such a vote would be in the best interest of the client(s). Such vote requests will be subject to the conflict of interest review described below.

Conflicts Of Interest
In furtherance of CoreCommodity’s goal to vote proxies in the best interests of clients, CoreCommodity follows procedures designed to identify and address material conflicts that may arise between CoreCommodity’s interests and those of its clients before voting proxies on behalf of such clients. Only votes which are not in accordance with the ISS recommendations are subject to these conflicts of interest procedures.
Procedures for Identifying Conflicts of Interest
CoreCommodity relies on the following to seek to identify conflicts of interest:
•CoreCommodity Associated Persons are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CoreCommodity with respect to voting proxies on behalf of client accounts both as a result of a CoreCommodity Associated Person’s personal relationships and due to special circumstances that may arise during the conduct of CoreCommodity’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CoreCommodity’s Compliance Officer.
•CoreCommodity is deemed to have a material conflict of interest in voting proxies relating to issuers that are clients of CoreCommodity and that have historically accounted for or are projected to account for a material percentage of CoreCommodity’s annual revenues.
•CoreCommodity shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described below.
Procedures for Assessing Conflicts of Interest and for Addressing Material Conflicts of Interest
All conflicts of interest identified pursuant to the procedures outlined above must be brought to the attention of the Compliance Officer for resolution. The Compliance Officer will work with appropriate CoreCommodity personnel to determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence CoreCommodity’s decision-making in voting the proxy. A conflict of interest shall be deemed material in the event that the issuer that is the subject of the proxy has a client relationship with CoreCommodity of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. The Compliance Officer shall maintain a written record of all materiality determinations.
If it is determined that a conflict of interest is not material, CoreCommodity may vote proxies notwithstanding the existence of the conflict.
If it is determined that a conflict of interest is material, the Compliance Officer will work with appropriate CoreCommodity personnel to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:
•disclosing the conflict to clients and obtaining their consent before voting;
•suggesting to clients that they engage another party to vote the proxy on their behalf; or

•such other method as is deemed appropriate under the circumstances given the nature of the conflict.
Record Keeping And Oversight
CoreCommodity shall maintain the following records relating to proxy voting:
•a copy of these policies and procedures;
•a copy of each proxy form (as voted);
•a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;
•documentation relating to the identification and resolution of conflicts of interest;
•any documents created by CoreCommodity that were material to a proxy voting decision or that memorialized the basis for that decision; and
•a copy of each written client request for information on how CoreCommodity voted proxies on behalf of the client, and a copy of any written response by CoreCommodity to any (written or oral) client request for information on how CoreCommodity voted proxies on behalf of the requesting client.
Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in CoreCommodity’s office.
In lieu of keeping copies of proxy statements, CoreCommodity may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.
MONITORING
These Proxy Voting Policies and Procedures will be reviewed on a periodic basis. As part of the review, CoreCommodity will (i) review the capacity and competency of ISS, including the ability of ISS to make recommendations based upon materially accurate information, and (ii) consider any changes at ISS that may create new conflicts of interest, in each case as deemed necessary by CoreCommodity to ensure that CoreCommodity, acting through ISS, continues to vote proxies in the best interests of clients. Part of such review may include the periodic sampling of proxy votes made by ISS on behalf of CoreCommodity, generally or with respect to particular types of proposals, as deemed necessary by CoreCommodity. CoreCommodity may arrange with ISS that ISS will update CoreCommodity of business changes that CoreCommodity considers relevant (i.e., with respect to ISS’ capacity and competency to provide proxy voting advice) and conflicts policies and procedures.